UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2026

Tortoise Energy Infrastructure Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	811-21462	20-0384222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5901 College Boulevard, Suite 400
Overland Park, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (913) 981-1020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TYG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2026, Tortoise Energy Infrastructure Corporation (“TYG” or the “Company”) entered into a distribution agreement (the “Distribution Agreement”) with PINE Distributors LLC (the “Distributor”) in connection with the issuance and sale of up to 2,500,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Shares”), from time to time, through the Distributor as the Company’s agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”).

Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated September 22, 2026 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) relating to the Common Shares to be offered under the Distribution Agreement.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2/ASR (File Nos. 333-295680; 811-21462), filed with the Securities and Exchange Commission on May 8, 2026, a base prospectus dated May 8, 2026 and a prospectus supplement dated September 22, 2026.

The legal opinion, including the related consent, of Venable LLP relating to the issuance and sale of the Common Shares issued in the Offering is filed as Exhibit 5.1 hereto.

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference to this Current Report on Form 8-K.

The Distribution Agreement and Sub-Placement Agent Agreement have been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Distribution Agreement and Sub-Placement Agent Agreement were made only for purposes of such agreements and as of specific dates and were solely for the benefit of the parties to such agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

1.1	Distribution Agreement between the Registrant and PINE Distributors LLC, dated September 22, 2026
1.2	Sub-Placement Agent Agreement between PINE Distributors LLC and UBS Securities LLC, dated September 22, 2026
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tortoise Energy Infrastructure Corporation

Date: September 22, 2026	By:	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee
Chief Executive Officer

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